PROSPECTUS DATED NOVEMBER 19, 2007

ADVANCED SERIES TRUST

Gateway Center Three
100 Mulberry Street
Newark, New Jersey 07102

Advanced Series Trust (the Trust) is an investment company that has 49 separate publicly offered investment portfolios (each, a Trust Portfolio and collectively, the Trust Portfolios). This Prospectus discusses the following six Trust Portfolios (each, a Portfolio and collectively, the Portfolios):

AST CLS Growth Asset Allocation Portfolio

AST CLS Moderate Asset Allocation Portfolio

AST Horizon Growth Asset Allocation Portfolio

AST Horizon Moderate Asset Allocation Portfolio

AST Niemann Capital Growth Asset Allocation Portfolio

AST Western Asset Core Plus Bond Portfolio

The Statement of Additional Information relating to the Portfolios, dated November 19, 2007, and the prospectus and statement of additional information relating to the remaining 43 publicly offered Trust Portfolios, each dated May 1, 2007 and as amended and supplemented to date, are available without charge upon written request to Advanced Series Trust, One Corporate Drive, Shelton, Connecticut 06484 or by telephoning (800) 752-6342.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The Trust is an investment vehicle for life insurance companies issuing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Trust received an order from the Securities and Exchange Commission permitting its Investment Managers, subject to approval by the Board of Trustees of the Trust, to change Sub-Advisors of each Portfolio without shareholder approval. For more information, please see this Prospectus under the caption “Management of the Trust.”

TABLE OF CONTENTS

Page	Caption
3	RISK/RETURN SUMMARY:
13	PAST PERFORMANCE:
14	FEES AND EXPENSES:
18	INVESTMENT OBJECTIVES AND POLICIES:
24	MANAGEMENT OF THE TRUST:
28	CERTAIN RISK FACTORS AND INVESTMENT METHODS:
35	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS:
39	OTHER INFORMATION:
40	FINANCIAL HIGHLIGHTS:
I-1	APPENDIX I: INITIAL TARGET ASSET ALLOCATIONS FOR GROWTH ASSET ALLOCATION PORTFOLIOS
II-1	APPENDIX II: INITIAL TARGET ASSET ALLOCATIONS FOR MODERATE ASSET ALLOCATION PORTFOLIOS
III-1	APPENDIX III: INITIAL UNDERLYING PORTFOLIO WEIGHTS FOR ASSET ALLOCATION PORTFOLIOS
IV-1	APPENDIX IV: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS
V-1	APPENDIX V: UNDERLYING TRUST PORTFOLIO WEIGHTS FOR “CORE” INVESTMENT CATEGORIES

RISK/RETURN SUMMARY:

Advanced Series Trust (the Trust) currently has 49 publicly offered investment portfolios (each, a Trust Portfolio and collectively, the Trust Portfolios), six of which are described in this Prospectus (each, a Portfolio and collectively, the Portfolios). These six investment portfolios are: the AST CLS Growth Asset Allocation Portfolio, the AST CLS Moderate Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio (each, an Asset Allocation Portfolio and collectively, the Asset Allocation Portfolios), and the AST Western Asset Core Plus Bond Portfolio (the Western Asset Core Plus Bond Portfolio).

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI) serve as co-managers to the Trust (each, an Investment Manager and together, the Investment Managers). The Investment Managers have engaged the following firms to serve as sub-advisors for the Portfolios (each, a Sub-Advisor and collectively the Sub-Advisors):

Portfolio	Sub-Advisor(s)
AST CLS Growth Asset Allocation Portfolio	CLS Investment Firm, LLC
AST CLS Moderate Asset Allocation Portfolio	CLS Investment Firm, LLC
AST Horizon Growth Asset Allocation Portfolio	Horizon Investments, LLC
AST Horizon Moderate Asset Allocation Portfolio	Horizon Investments, LLC
AST Niemann Capital Growth Asset Allocation Portfolio	Niemann Capital Management, Inc.
AST Western Asset Core Plus Bond Portfolio	Western Asset Management Company and Western Asset Management Company Limited

Introduction

Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). It is possible to lose money when investing in any of the Portfolios. Investments in a Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and principal risks of each Portfolio. Additional information about each Portfolio’s potential investments is included in this Prospectus under the caption “Investment Objectives and Policies.” Additional information about each Portfolio’s risks is included in this Prospectus under the caption “Certain Risk Factors and Other Investment Methods.”

Investment Objectives and Principal Investment Policies of the Asset Allocation Portfolios

Investment Objectives of the Asset Allocation Portfolios.   The investment objective of each of the Asset Allocation Portfolios is to obtain the highest potential total return consistent with its specified level of risk tolerance. The AST CLS Growth Asset Allocation Portfolio, the AST Horizon Growth Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio (collectively, the Growth Asset Allocation Portfolios) generally will have a higher level of risk tolerance than the AST CLS Moderate Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio (together, the Moderate Asset Allocation Portfolios) because the Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the Moderate Asset Allocation Portfolios. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Asset Allocation Portfolios and, therefore, may be changed by the Board of Trustees of the Trust (the Board)

without shareholder approval. No assurance can be given that any of the Asset Allocation Portfolios will achieve its investment objective.

Principal Investment Policies of the Asset Allocation Portfolios.   The Asset Allocation Portfolios are “funds of funds.” That means that each Asset Allocation Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Asset Allocation Portfolios include: (i) the other investment portfolios of the Trust that are not operated as “funds-of-funds” (collectively, the Underlying Trust Portfolios); (ii) certain exchange-traded funds (i.e., investment companies that are registered under the Investment Company Act of 1940 (the 1940 Act) as open-end funds or unit investment trusts and that have shares that trade intra-day on stock exchanges at market-determined prices) (collectively, the Underlying ETFs); and (iii) registered or non-registered money market funds advised by the Investment Managers or one of their affiliates (collectively, the Underlying Money Market Portfolios). The Underlying Trust Portfolios, the Underlying Money Market Portfolios, and the Underlying ETFs are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Asset Allocation Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Asset Allocation Portfolios.

Under normal market conditions, it is expected that the assets of the Asset Allocation Portfolios will be allocated among the equity and debt/money market asset classes as set forth below.

Asset Allocation Portfolio	Percentage of Net Assets Allocated to Equity Asset Class	Percentage of Net Assets Allocated to Debt Securities/Money Market Instruments Asset Class
AST CLS Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST CLS Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Horizon Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST Horizon Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Niemann Capital Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)

Under normal circumstances, at least 90% of an Asset Allocation Portfolio’s assets will be allocated across as many as seven different “core” investment categories. The seven “core” investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Trust Portfolios selected by PI will be used to gain exposure to these “core” investment categories.

Under normal circumstances, no more than 10% of an Asset Allocation Portfolio’s assets will be allocated to “off-benchmark” investments selected by the relevant Sub-Advisor. “Off-benchmark” investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced “core” investment categories. Examples of “off-benchmark” investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs selected by the AA Sub-Advisors will be used to gain exposure to “off-benchmark” investments; provided, however, that leveraged Underlying ETFs and inverse Underlying

ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Asset Allocation Portfolios.

CLS Investment Firm, LLC (CLS), Horizon Investments, LLC (Horizon), and Niemann Capital Management, Inc. (Niemann Capital Management) (each, an AA Sub-Advisor and collectively, the AA Sub-Advisors) will be responsible for constructing the target asset allocations for the relevant Asset Allocation Portfolios, subject to certain guidelines established by the Investment Managers. The estimated initial target asset allocations and the related guidelines for the Growth Asset Allocation Portfolios are set forth in Appendix I to this Prospectus. The estimated initial target asset allocations and the related guidelines for the Moderate Asset Allocation Portfolios are set forth in Appendix II to this Prospectus. Such estimates are preliminary and subject to change in the sole discretion of the Investment Managers and the AA Sub-Advisors.

PI will select weighted combinations of Underlying Trust Portfolios for each “core” investment category. This means that all Asset Allocation Portfolio assets that are allocated to a particular “core” investment category by an AA Sub-Advisor will be invested in accordance with the Underlying Trust Portfolio weights for that category as established by PI. As set forth above, at least 90% of an Asset Allocation Portfolio’s assets normally will be allocated across the “core” investment categories and the related Underlying Trust Portfolios. Under normal circumstances, the remaining 10% of each Asset Allocation Portfolio’s assets will be allocated to “off-benchmark” investments selected by the relevant AA Sub-Advisor. Only Underlying ETFs selected by the AA Sub-Advisors will be used to gain exposure to “off-benchmark” investments. The estimated initial Underlying Portfolio investments for the Asset Allocation Portfolios are set forth in Appendix III to this Prospectus. Such estimates are preliminary and subject to change in the sole discretion of the Investment Managers and the AA Sub-Advisors.

It is expected that the AA Sub-Advisors will employ various tactical asset allocation strategies in connection with their establishment of target asset allocations. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. As described in greater detail above, redemptions of Underlying Trust Portfolio shares will be subject to certain limits established by the Investment Managers from time to time. These limits may adversely affect an Asset Allocation Portfolio’s investment performance by hindering the AA Sub-Advisor’s ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

Investment Objective and Principal Investment Policies of the Western Asset Core Plus Bond Portfolio

Investment Objective of the Western Asset Core Plus Bond Portfolio.   The investment objective of the Western Asset Core Plus Bond Portfolio will be to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio. The investment objective and specified average duration figure are not fundamental policies for the Western Asset Core Plus Bond Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Western Asset Core Plus Bond Portfolio will achieve its investment objective. Western Asset Management Company (Western Asset) and Western Asset Management Company Limited (WAML) serve as the Sub-Advisors for the Western Asset Core Plus Bond Portfolio.

Principal Investment Policies of the Western Asset Core Plus Bond Portfolio.   The Western Asset Core Plus Bond Portfolio will invest in a portfolio of fixed-income securities of various maturities and, under normal market conditions, will invest at least 80% of its net assets in debt and fixed-income securities. To achieve its investment objective, the Western Asset Core Plus Bond Portfolio may invest in a variety of securities and instruments, including:

(1)   U.S. Government Obligations

(2)   corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);

(3)   inflation-indexed securities;

(4)   mortgage- and other asset-backed securities;

(5)   obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;

(6)         fixed-income securities of non-governmental U.S. or non-U.S. issuers;

(7)   taxable municipal obligations;

(8)   variable and floating rate debt securities;

(9)   commercial paper and other short-term investments;

(10) certificates of deposit, time deposits, and bankers’ acceptances;

(11) loan participations and assignments;

(12) structured notes; and

(13) repurchase agreements.

Duration refers to the range within which the average modified duration of the Western Asset Core Plus Bond Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Western Asset Core Plus Bond Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Western Asset Core Plus Bond Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Western Asset Core Plus Bond Portfolio’s average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Western Asset Core Plus Bond Portfolio’s average modified duration back within the Portfolio’s expected average modified duration range within a reasonable period of time.

The Western Asset Core Plus Bond Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset or WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Western Asset Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one nationally recognized rating agency (or, if unrated, is determined by Western Asset or WAML to be of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high-yield securities.” The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset or WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case-by-case basis. As a result, the Western Asset Core Plus Bond Portfolio may from time to time hold debt securities that are rated below investment grade. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus.

The Western Asset Core Plus Bond Portfolio also may invest: (i) up to 25% of its total assets in the securities of foreign issuers, including emerging markets issuers, and (ii) up to 20% of its total assets in non-U.S. dollar denominated securities.

Principal Risks of the Portfolios

Investments in the Portfolios are not guaranteed; investors may lose money by investing in a Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in a Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its investment strategy properly; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

Set forth below is a description of the “fund of funds” structure that will be employed by each of the Asset Allocation Portfolios and the principal risks to the Asset Allocation Portfolios associated with the use of this structure.

“Fund of Funds” Structure Description.   As set forth above, each Asset Allocation Portfolio will be a “fund of funds.” Each Asset Allocation Portfolio will have its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Asset Allocation Portfolios will invest primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk.   Asset allocation risk is the risk that an AA Sub-Advisor may allocate assets to an asset class that underperforms other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk.   Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Sub-Advisors and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Sub-Advisor Selection Risk for Underlying Trust Portfolios.   Under normal circumstances, not less than 90% of an Asset Allocation Portfolio’s assets will be invested in Underlying Trust Portfolios. Sub-Advisor selection risk is the risk that the Investment Managers’ decision to select or replace a sub-advisor for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios or the Underlying ETFs.

Fund of Funds Risk.   In addition to the Asset Allocation Portfolios, the Investment Managers serve as investment manager to other Trust Portfolios that invest primarily in Underlying Trust Portfolios (collectively with the Asset Allocation Portfolios, the Affiliated Funds of Funds). An Underlying Trust Portfolio may experience relatively large purchases or redemptions from one or more Affiliated Funds of Funds. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares, an Underlying Trust Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an Affiliated Funds of Funds. An Underlying Trust Portfolio’s investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Affiliated Funds of Funds. In addition, because the Affiliated Funds of Funds may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Affiliated Funds of Funds could cause an

Underlying Trust Portfolio’s expense ratio to increase as such portfolio’s fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Affiliated Funds of Funds, including an Asset Allocation Portfolio, that continues to remain invested in such Underlying Trust Portfolios.

Set forth below is a description of certain equity securities and related investment methods that the Asset Allocation Portfolios may indirectly invest in or use through their investments in the Underlying Portfolios, and certain of the primary risks to the Asset Allocation Portfolios associated with such equity securities and investment methods. Because the Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the Growth Asset Allocation Portfolios, such risks generally will apply more to the Growth Asset Allocation Portfolios than the Moderate Asset Allocation Portfolios.

Market Risk.   Market risk is the risk that the equity markets in which an Underlying Portfolio invests will go down in value, including the possibility that an equity market will go down sharply and unpredictably.

Selection Risk.   Selection risk is the risk that the equity securities selected by the investment managers or sub-advisors for the relevant Underlying Portfolio will under perform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Common and Preferred Stocks Risk.   Certain of the Underlying Portfolios also may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Investment Style Risk.   An AA Sub-Advisor may emphasize a particular investment style, such as a “growth” or “value” style, when establishing the target asset allocation for an Asset Allocation Portfolio. Specific investment styles, however, tend to go in and out of favor and may not produce the best results over short or longer time periods. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Likewise, an Asset Allocation Portfolio’s exposure to value stocks through its investments in the Underlying Portfolios carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Small- and Mid-Capitalization Company Risk.   An AA Sub-Advisor may emphasize small-cap equity securities when establishing the target asset allocation for an Asset Allocation Portfolio. Likewise, PI may emphasize the selection of Underlying Trust Portfolios that invest primarily in medium-capitalization stocks when choosing Underlying Portfolios that are consistent with the then-current target asset allocations for the large-cap and mid-cap value and growth investment categories. The shares of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on an Underlying Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Market Sector/Industry Risk.   Under normal circumstances, up to 10% of an Asset Allocation Portfolio’s assets will be allocated to “off-benchmark” investments selected by the relevant AA Sub-Advisor. “Off-benchmark” investments may result in concentrated exposure to specific market sectors or industries such as real estate, technology, utilities, financials, or healthcare. Underlying Portfolios that emphasize investments in a particular market sector or industry are subject to an additional risk factor because they are generally less diversified than most equity funds. As a result, an Underlying Portfolio could experience sharp price declines when conditions are unfavorable in the market sector or industry in which it invests.

Set forth below is a description of certain fixed-income and foreign securities and related investment methods that the Western Asset Core Plus Bond Portfolio and Asset Allocation Portfolios may directly or indirectly invest in or use and the primary risks associated with such securities and investment methods.

Market Risk.   Market risk is the risk that the fixed-income or foreign markets in which invests will go down in value, including the possibility that a market will go down sharply and unpredictably.

Selection Risk.   Selection risk is the risk that the fixed-income or foreign securities selected by the investment managers or sub-advisors for an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will underperform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Interest Rate Risk.   Each Portfolio is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase.

Credit Risk.   Each Portfolio is also subject to credit risk. Debt obligations are generally subject to the risk that the issuer may be unable to make principal and interest payments when they are due. There is also the risk that debt securities could lose value because of a loss of confidence in the ability of the borrower to pay back debt. Non-investment grade debt—also known as “high-yield bonds” or “junk bonds”—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject.

“Junk Bond” Risk.   Debt securities that are rated below investment grade by a rating agency (i.e., securities not rated Baa/BBB or above by at least one rating agency), or, if not rated, that are determined to be of equivalent investment quality by the relevant investment manager or sub-advisor, are often referred to as “junk bonds.” Each Asset Allocation Portfolio may have exposure to “junk bonds” through its investments in certain Underlying Portfolios. Likewise, the Western Asset Core Plus Bond Portfolio may invest up to 15% of its total assets in “junk bonds.” Junk bonds are considered predominantly speculative with respect to the issuer’s continuing ability to make principal and interest payments. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Prepayment or Call Risk.   Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio when interest rates fall, forcing the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio to reinvest in obligations with lower interest rates than the original obligations.

Foreign Investment Risk.   An AA Sub-Advisor also may emphasize exposure to foreign and emerging markets securities when establishing the target asset allocation for an Asset Allocation Portfolio. Likewise, the Western Asset Core Plus Bond Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of its total assets in non-U.S. dollar denominated securities. Investing in foreign and emerging markets securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

Currency Risk:   Changes in currency exchange rates may affect the value of foreign securities held by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition, certain hedging activities may cause an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio to lose money and could reduce the amount of income available for distribution.

Emerging Markets Risks:   To the extent that a Portfolio has exposure to emerging markets, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have in the past sometimes hindered the orderly growth of emerging economies and their stock markets. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign Market Risk:   Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information Risk:   Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the “numbers” themselves sometimes mean different things, the sub-advisers devote much of their research effort to understanding and assessing the impact of these differences upon a company’s financial conditions and prospects.

Liquidity Risk:   Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political Developments:   Political developments may adversely affect the value of the foreign securities held by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio.

Political Risk:   Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory Risk:   Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Mortgage-Backed and Asset-Backed Securities Risks.   Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the average duration of the portfolio of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Inflation-Indexed Securities Risks.   Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Hedging Risk.   The decision as to whether and to what extent an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to sell. An Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, foreign investments, mortgage-backed securities, asset-backed securities, small and medium capitalization stocks, and “junk” bonds tend to involve greater liquidity risk.

Derivatives Risk.   Certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. These Underlying Portfolios and the Western Asset Core Plus Bond Portfolio may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets. As open-end investment companies registered with the Securities and Exchange Commission (the Commission), these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio’s daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the Underlying Portfolios and the Western Asset Core Plus Bond Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and involve significant risks, including:

Credit Risk:   The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio.

Currency Risk:   The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage Risk:   The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity Risk:   The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Underlying Portfolio or the Western Asset Core Plus Bond Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Underlying Portfolio and the Western Asset Core Plus Bond Portfolio are not required to use hedging and may choose not to do so. Because certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Portfolio Turnover Risk.   Subject to certain guidelines established by PI, the AA Sub-Advisors may pursue occasional, short-term, tactical shifts in an Asset Allocation Portfolio’s target asset allocation and/or Underlying ETFs weights in order to capitalize on unusual or exceptional investment opportunities. Likewise, the length of time the Western Asset Core Plus Bond Portfolio has held a particular security is not generally a consideration in investment decisions. The use of these strategies may result in the frequent purchase and sale of securities and higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect a Portfolio’s investment performance.

PAST PERFORMANCE:

Since none of the Portfolios had commenced operations as of the date of this Prospectus, no investment performance information is presented.

FEES AND EXPENSES:

The table below describes the fees and expenses that you may pay if you buy and hold shares of a Portfolio.

SHAREHOLDER TRANSACTION EXPENSES (fees paid directly from your investment):

Maximum Sales Charge (Load) Imposed on Purchases	N/A*
Maximum Deferred Sales Charge (Load)	N/A*
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A*
Redemption Fees	N/A*
Exchange Fee	N/A*

*       Because Portfolio shares may be purchased through variable insurance products, the prospectus of the relevant product should be carefully reviewed for information on the charges and expenses of those products. This table does not reflect any such charges; and the expenses shown would be higher if such charges were reflected.

Annual Fund Operating Expenses (expenses that are deducted from Portfolio assets):

Portfolio:	Management Fees		Other Expenses		Underlying Portfolio Fees & Expenses		Total Annual Portfolio Operating Expenses
AST CLS Growth Asset Allocation	0.30	%(1)	0.21	%(3)	0.91	%(6)	1.42%
AST CLS Moderate Asset Allocation	0.30	%(1)	0.21	%(3)	0.86	%(6)	1.37%
AST Horizon Growth Asset Allocation	0.30	%(2)	0.21	%(4)	0.84	%(6)	1.35%
AST Horizon Moderate Asset Allocation	0.30	%(2)	0.21	%(4)	0.81	%(6)	1.32%
AST Niemann Capital Growth Asset Allocation	0.30	%(2)	0.21	%(4)	0.89	%(6)	1.40%
AST Western Asset Core Plus Bond	0.70%		0.10	%(5)	NONE		0.80%

(1)    The contractual investment management fee for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio is 0.30% of such Asset Allocation Portfolio’s average daily net assets. The Investment Managers, however, have voluntarily agreed to waive a portion of their investment management fees and/or reimburse expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that their investment management fees equal 0.30% of such Asset Allocation Portfolio’s average daily net assets to $100 million; 0.25% of such Asset Allocation Portfolio’s average daily net assets from $100 million to $200 million; and 0.20% of such Asset Allocation Portfolio’s average daily net assets over $200 million. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

(2)    The contractual investment management fee for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio is 0.30% of such Asset Allocation Portfolio’s average daily net assets. The Investment Managers, however, have voluntarily agreed to waive a portion of their investment management fees and/or reimburse expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that their investment management fees equal 0.30% of such Asset Allocation Portfolio’s average daily net assets to $250 million; 0.25% of such Asset Allocation Portfolio’s average daily net assets from $250 million to $750 million; and 0.20% of such Asset Allocation Portfolio’s average daily net assets over $750 million. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

(3)    Based on estimated amounts for the current fiscal year. Each Portfolio’s actual expenses may be higher. As used in connection with the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio, “Other Expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio will not directly pay any administrative fees to participating insurance companies at the “fund-of-funds” level for the printing and mailing of fund prospectuses and shareholder reports. The Underlying Trust Portfolios, however, are subject to administrative fees of between 0.07% and 0.10% of their average daily net assets on an annualized basis. Such administrative fee will compensate participating insurance companies for providing certain services to beneficial shareholders in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports. The Investment Managers have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each Asset Allocation Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio’s average daily net assets to $100 million; 0.35% of such Asset Allocation

Portfolio’s average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio’s average daily net assets over $200 million. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

(4)    Based on estimated amounts for the current fiscal year. Each Portfolio’s actual expenses may be higher. As used in connection with the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio, “Other Expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio will not directly pay any administrative fees to participating insurance companies at the “fund-of-funds” level for the printing and mailing of fund prospectuses and shareholder reports. The Underlying Trust Portfolios, however, are subject to administrative fees of between 0.07% and 0.10% of their average daily net assets on an annualized basis. Such administrative fee will compensate participating insurance companies for providing certain services to beneficial shareholders in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports. The Investment Managers have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that each Asset Allocation Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio’s average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio’s average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio’s average daily net assets over $750 million. These arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

(5)    Based on estimated amounts for the current fiscal year. Each Portfolio’s actual expenses may be higher. As used in connection with the Western Asset Core Plus Bond Portfolio, “other expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Western Asset Core Plus Bond Portfolio also will pay participating insurance companies an administrative services fee of between 0.07% and 0.10% of its average daily net assets on an annualized basis. Such administrative fees will compensate participating insurance companies for providing certain services to beneficial shareholders in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.

(6)    Each Asset Allocation Portfolio will indirectly bear a pro rata portion of the fees and expenses of the Underlying Portfolios in which it invests. The expenses shown under “Underlying Portfolio Fees and Expenses” represent a weighted average of the expense ratios of the Underlying Portfolios for the year ended December 31, 2006 based upon each Asset Allocation Portfolio’s expected initial holdings in the Underlying Portfolios. Such expected holdings are preliminary and subject to change without prior notice in the sole discretion of the Investment Managers and the AA Sub-Advisors. No sales loads, distribution fees, service fees, redemption fees, or other transaction fees will be assessed in connection with the Asset Allocation Portfolios’ purchase or redemption of Underlying Trust Portfolio shares. Purchases and sales of Underlying ETFs will be subject to brokerage commissions, dealer mark-ups, and/or other transaction-related costs. Each Portfolio’s actual expenses may be higher.

Expense Examples:

These examples are intended to help you compare the cost of investing in a Portfolio with the cost of investing in other mutual funds.

The Examples assume that you invest $10,000 in a Portfolio for the time periods indicated. The Examples also assume that your investment has a 5% return each year, that each Portfolio’s total operating expenses remain the same, and that no expense waivers and reimbursements are in effect. These Examples do not reflect any charges or expenses for variable insurance products. The expenses shown below would be higher if these charges or expenses were included. Based on these assumptions your costs would be:

Portfolio:	1 year	3 years
AST CLS Growth Asset Allocation	$145	$449
AST CLS Moderate Asset Allocation	$139	$434
AST Horizon Growth Asset Allocation	$137	$428
AST Horizon Moderate Asset Allocation	$134	$418
AST Niemann Capital Growth Asset Allocation	$143	$443
AST Western Asset Core Plus Bond	$82	$255

INVESTMENT OBJECTIVES AND POLICIES:

General.   The investment objective and policies for each Portfolio are described below. While certain policies apply to each Portfolio, generally each Portfolio has a different investment focus. As a result, the risks, opportunities, and returns associated with investing in a Portfolio will differ. If approved by the Trustees, the Trust may add more Trust Portfolios and may cease to offer any existing Trust Portfolio in the future.

Each Portfolio has its own investment goal and style (and, as a result, its own level of risk). It is possible to lose money when investing in any of the Portfolios. Investments in a Portfolio are not bank deposits and are not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

It is not possible to provide an exact measure of the risk to which a Portfolio is subject, and a Portfolio’s risk will vary based on the securities that it holds at a given time. Nonetheless, based on each Portfolio’s investment style and the risks typically associated with that style, it is possible to assess in a general manner the risks to which a Portfolio will be subject. The following discussion highlights the investment strategies and risks of each Portfolio. Additional information about each Portfolio’s risks is included in this Prospectus under the caption “Certain Risk Factors and Other Investment Methods.”

Investment Objectives and Principal Investment Policies of the Asset Allocation Portfolios

Investment Objectives of the Asset Allocation Portfolios.   The investment objective of each of the Asset Allocation Portfolios is to obtain the highest potential total return consistent with its specified level of risk tolerance. The Growth Asset Allocation Portfolios generally will have a higher level of risk tolerance than the Moderate Asset Allocation Portfolios because the Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the Moderate Asset Allocation Portfolios. The investment objective and the definition of risk tolerance level are not fundamental policies for any of the Asset Allocation Portfolios and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that any of the Asset Allocation Portfolios will achieve its investment objective.

Principal Investment Policies of the Asset Allocation Portfolios.   The Asset Allocation Portfolios are “funds of funds.” That means that each Asset Allocation Portfolio invests primarily or exclusively in one or more mutual funds in accordance with its own asset allocation strategy. The mutual funds that may be used in connection with the Asset Allocation Portfolios include: (i) the Underlying Trust Portfolios; (ii) the Underlying ETFs; and (iii) the Underlying Money Market Portfolios. The Underlying Trust Portfolios, the Underlying Money Market Portfolios, and the Underlying ETFs are collectively referred to as the “Underlying Portfolios.” Consistent with the investment objectives and policies of the Asset Allocation Portfolios, other mutual funds from time to time may be added to, or removed from, the list of Underlying Portfolios that may be used in connection with the Asset Allocation Portfolios.

Equity and Debt/Money Market Asset Classes.   Under normal market conditions, it is expected that the assets of the Asset Allocation Portfolios will be allocated among the equity and debt/money market asset classes as set forth below.

Asset Allocation Portfolio	Percentage of Net Assets Allocated to Equity Asset Class	Percentage of Net Assets Allocated to Debt Securities/Money Market Instruments Asset Class
AST CLS Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST CLS Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Horizon Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)
AST Horizon Moderate Asset Allocation	50% (Approximate Range of 40 - 60%)	50% (Approximate Range of 40 - 60%)
AST Niemann Capital Growth Asset Allocation	70% (Approximate Range of 60 - 80%)	30% (Approximate Range of 20 - 40%)

As you can see, the expected target asset allocation for the Growth Asset Allocation Portfolios will emphasize investments in the equity asset class while the expected target asset allocation for the Moderate Asset Allocation Portfolios will emphasize balanced investments in both the equity and debt/money market asset classes.

“Core” and “Off-Benchmark” Investment Categories.   Under normal circumstances, at least 90% of an Asset Allocation Portfolio’s assets will be allocated across as many as seven different “core” investment categories. The seven “core” investment categories include: (i) domestic large-cap and mid-cap value equity securities; (ii) domestic large-cap and mid-cap growth equity securities; (iii) domestic small-cap value equity securities; (iv) domestic small-cap growth equity securities; (v) international large-cap value equity securities; (vi) international large-cap growth equity securities; and (vii) domestic fixed-income securities, including U.S. Government securities, investment grade corporate, mortgage-backed, and asset-backed securities, and cash/money market instruments. Only Underlying Trust Portfolios selected by PI will be used to gain exposure to these “core” investment categories.

Under normal circumstances, no more than 10% of an Asset Allocation Portfolio’s assets will be allocated to “off-benchmark” investments selected by the relevant AA Sub-Advisor. “Off-benchmark” investments may result in exposure to asset classes or investment styles that are not covered by, or are sub-sets of, the above-referenced “core” investment categories. Examples of “off-benchmark” investments include, but are not limited to, investments in: (i) equity sectors such as real estate, technology, utilities, financials, or healthcare; (ii) inflation-indexed debt securities; (iii) international debt securities; and (iv) commodities. Only Underlying ETFs selected by the AA Sub-Advisors will be used to gain exposure to “off-benchmark” investments; provided, however, that leveraged Underlying ETFs and inverse Underlying ETFs (i.e., Underlying ETFs that seek investment results corresponding to the inverse (opposite) of the performance of an assigned index) may not be used in connection with the Asset Allocation Portfolios.

Description of Investment Process

Establishment by PI of Underlying Trust Portfolio Weights for “Core” Investment Categories.   PI will begin the investment process by employing various quantitative and qualitative research methods to identify and select Underlying Trust Portfolios that may be used as fulfillment options for each “core” investment category. After identifying and selecting the relevant Underlying Trust Portfolios, PI will then establish Underlying Trust Portfolio weights for each “core” investment category. This means that all Asset Allocation Portfolio assets that are allocated to a particular “core” investment category by an AA

Sub-Advisor will be invested in accordance with the Underlying Trust Portfolio weights for that category as established by PI. As set forth above, at least 90% of an Asset Allocation Portfolio’s assets normally will be allocated across the “core” investment categories and the related Underlying Trust Portfolios.

The current expected Underlying Trust Portfolio weights for each “core” investment category are set forth in Appendix V hereto. These weights are preliminary and subject to change at any time in the sole discretion of the Investment Managers. In the future, additional or different Underlying Trust Portfolios may be used as fulfillment options for the Asset Allocation Portfolios.

Establishment of Target Asset Allocations and Selection of Underlying ETFs by AA Sub-Advisors.   The AA Sub-Advisors will analyze PI’s Underlying Trust Portfolio weights for the “core” investment categories in order to establish the target asset allocations for the Asset Allocation Portfolios and to select the Underlying ETFs. The target asset allocations established by the AA Sub-Advisors will be subject to certain guidelines established by PI. In particular, PI will set and interpret guidelines as to the percentage of Asset Allocation Portfolio assets that an AA Sub-Advisor may allocate to: (i) the equity and debt/money market asset classes; (ii) any particular “core” investment category (e.g., domestic large-cap value vs. domestic large-cap growth); and (iii) “off-benchmark” investments (i.e., Underlying ETFs). Each Asset Allocation Portfolio’s investments in Underlying ETFs also will be subject to certain limits. Each Asset Allocation Portfolio may not: (i) acquire more than 3% of the total outstanding voting stock of any one Underlying ETF; (ii) invest more than 5% of its total assets in any one Underlying ETF; and (iii) invest more than 10% of its total assets in Underlying ETFs, in the aggregate.

The estimated initial target asset allocations and the related guidelines for the Growth Asset Allocation Portfolios are set forth in Appendix I to this Prospectus. The estimated initial target asset allocations and the related guidelines for the Moderate Asset Allocation Portfolios are set forth in Appendix II to this Prospectus. The estimated initial Underlying Portfolio investments for the Asset Allocation Portfolios are set forth in Appendix III to this Prospectus. Such estimates are preliminary and subject to change in the sole discretion of the Investment Managers and the AA Sub-Advisors.

Implementation of Target Asset Allocations and Underlying Portfolio Selections.   PI will handle the day-to-day purchase, retention, and sale of shares of the Underlying Portfolios. Such purchases and sales generally will be made in accordance with the target asset allocation and Underlying Portfolio weights for the relevant Asset Allocation Portfolio. Each AA Sub-Advisor may, from time to time, change the target asset allocation and/or Underlying ETF weights for an Asset Allocation Portfolio. In addition, PI may, from time to time, change the Underlying Trust Portfolio weights for any of the “core” investment categories. In the event of any such change, PI will purchase and redeem shares of the relevant Underlying Portfolios in order to cause the Asset Allocation Portfolio’s actual holdings to match the then-current target asset allocation and/or Underlying Portfolio weights for that Asset Allocation Portfolio. Sales of Underlying Trust Portfolio shares resulting from changes to target asset allocations and/or Underlying Portfolio weights, however, will be subject to guidelines established from time to time by PI. Currently, under normal circumstances, no more than 1% of an Asset Allocation Portfolio’s holdings in Underlying Trust Portfolios in any particular “core” investment category (e.g., domestic large-cap growth or domestic large-cap value investment categories) may be redeemed on any particular day in order to effect a related target asset allocation or Underlying Portfolio weight shift. Unlike transactions in Underlying Trust Portfolio shares, transactions in Underlying ETFs will not be subject to the above-referenced guidelines or any other limitations. Frequent purchases and sales of Underlying ETFs by an Asset Allocation Portfolio may, however, result in higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect an Asset Allocation Portfolio’s investment performance.

Description of AA Sub-Advisors’ Investment Methodologies.   Each AA Sub-Advisor will emphasize a different investment methodology in determining target asset allocations and selecting Underlying Trust

Portfolios and/or Underlying ETFs for the Asset Allocation Portfolios. It is expected, however, that the AA Sub-Advisors will employ various tactical asset allocation strategies in connection with the establishment of target asset allocations and selection of Underlying Trust Portfolios and/or Underlying ETFs for the Asset Allocation Portfolios. In general terms, tactical asset allocation involves occasional, short-term, tactical deviations from the base asset class mix in order to capitalize on unusual or exceptional investment opportunities. As described in greater detail above, redemptions of Underlying Trust Portfolio shares will be subject to certain limits established by the Investment Managers from time to time. These limits may adversely affect an Asset Allocation Portfolio’s investment performance by hindering the AA Sub-Advisor’s ability to utilize its tactical asset allocation strategy to capitalize on unusual or exceptional investment opportunities.

AST CLS Growth Asset Allocation Portfolio and AST CLS Moderate Asset Allocation Portfolio.   CLS uses its proprietary risk budgeting methodology to set a risk budget for each of the AST CLS Growth Asset Allocation Portfolio and AST CLS Moderate Asset Allocation Portfolio based on their respective target asset allocations. CLS will adjust the target asset allocation among the various asset classes while keeping the risk of the relevant Portfolio in line with the target allocation. CLS uses its risk analysis combined with fundamental and quantitative analysis to distinguish between those asset classes that are attractive and those asset classes that should receive an underweighted allocation.

AST Horizon Growth Asset Allocation Portfolio and AST Horizon Moderate Asset Allocation Portfolio.   The Horizon portfolio management team incorporates analysis from both a quantitative and economic perspective. Its research-driven methodology produces market trajectories that are reviewed at frequent and consistent intervals. Horizon utilizes high-frequency data to obtain leading indicators of future market activity and to identify current trends in market leadership. This analysis also incorporates the global weights for geography, size, and style and then modifies these global weights based on the current economic environment. Industry overweights are determined based on the underlying support for the specific sectors as well as quantitative allocation research.

AST Niemann Capital Growth Asset Allocation Portfolio.   Niemann Capital Management employs a systematic and disciplined management methodology based on quantitative daily research. Niemann Capital Management’s objective is to uncover thematic opportunities and position assets to take advantage of emerging trends. Equally important is Niemann Capital Management’s mandate to manage risk in the AST Niemann Capital Growth Asset Allocation by recognizing when a theme is deteriorating and acting accordingly by repositioning assets in cash or defensive positions to attempt to avoid catastrophic loss. Niemann Capital Management’s style seeks to identify the best risk/reward relationships for the holdings in the AST Niemann Capital Growth Asset Allocation in all market conditions.

Other Investments.   The Asset Allocation Portfolios are not limited to investing exclusively in shares of the Underlying Portfolios. Each Asset Allocation Portfolio is now permitted under current law to invest in “securities” as defined under the 1940 Act. For these purposes, the term “securities” includes, without limitation, shares of common or preferred stock, warrants, security futures, notes, bonds, debentures, any put, call, straddle, option, or privilege on any security or on any group or index of securities, or any put, call, straddle, option, or privilege entered into on a national securities exchange relating to a foreign currency.

Cash Management Activities and Temporary Investments.   Upon an Asset Allocation Portfolio’s receipt of net cash contributions, such amounts will be invested in the AST Money Market Portfolio until the next succeeding business day. Thereafter, PI will cause such amounts to be invested in accordance with the then-current target asset allocation and Underlying Portfolio weights for the relevant Asset Allocation Portfolio. As a temporary measure for defensive purposes, each Asset Allocation Portfolio may invest without limitation in the Underlying Money Market Portfolios, including the AST Money Market Portfolio, commercial paper, cash equivalents, or high-quality, short-term debt instruments during, or in response to, any significant market event (e.g., suspension of trading on, or closure of, The New York Stock Exchange) or any unusual circumstance.

Investment Objectives and Principal Investment Policies of the Western Asset Core Plus Bond Portfolio

Investment Objective of the Western Asset Core Plus Bond Portfolio.   The investment objective of the Western Asset Core Plus Bond Portfolio will be to maximize total return, consistent with prudent investment management and liquidity needs, by investing to obtain the average duration specified for the Western Asset Core Plus Bond Portfolio. The investment objective and specified average duration figure are not fundamental policies for the Western Asset Core Plus Bond Portfolio and, therefore, may be changed by the Board without shareholder approval. No assurance can be given that the Western Asset Core Plus Bond Portfolio will achieve its investment objective.

Principal Investment Policies of the Western Core Plus Bond Portfolio.   The Western Asset Core Plus Bond Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in debt and fixed-income securities. The 80% investment requirement applies at the time the Western Asset Core Plus Bond Portfolio invests its assets. To the extent required by applicable law, the Western Asset Core Plus Bond Portfolio may not change its policy to invest at least 80% of its net assets in debt and fixed-income securities unless it provides shareholders with at least 60 days’ written notice of such change. For purposes of these limitations only, net assets include the amount of any borrowing for investment purposes.

For purposes of the non-fundamental investment restriction set forth above, the Western Asset Core Plus Bond Portfolio will consider an instrument, including a synthetic instrument, to be a debt or fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to a debt or fixed-income security. For example, a Portfolio will consider an instrument, including a synthetic instrument, to be a fixed-income security if, in the judgment of Western Asset or WAML, it has economic characteristics similar to debt or fixed-income securities. Such instruments would include, but are not limited to, futures contracts and related options, mortgage-related securities, asset-backed securities, reverse repurchase agreements, dollar rolls, and cash equivalents. In addition, the Western Asset Core Plus Bond Portfolio will consider repurchase agreements secured by obligations of the U.S. Government and its agencies and instrumentalities to be obligations of the U.S. Government and its agencies and instrumentalities for these purposes. Fixed income securities include:

(1)   U.S. Government Obligations;

(2)   corporate obligations (“corporate obligations” include, without limitation, preferred stock, convertible securities, zero coupon securities and pay-in-kind securities);

(3)   inflation-indexed securities;

(4)   mortgage- and other asset-backed securities;

(5)   obligations of non-U.S. issuers, including obligations of non-U.S. governments, international agencies or supranational organizations;

(6)   fixed-income securities of non-governmental U.S. or non-U.S. issuers;

(7)   taxable municipal obligations;

(8)   variable and floating rate debt securities;

(9)   commercial paper and other short-term investments;

(10) certificates of deposit, time deposits, and bankers’ acceptances;

(11) loan participations and assignments;

(12) structured notes; and

(13) repurchase agreements.

Duration refers to the range within which the average modified duration of a Portfolio is expected to fluctuate. Modified duration measures the expected sensitivity of market price to changes in interest rates, taking into account the effects of structural complexities (for example, some bonds can be prepaid by the issuer). The target average modified duration of the Western Bond Core Plus Portfolio is expected to range within 30% of the duration of the domestic bond market as a whole (normally three to six years, although this may vary). Therefore, the range within which the average modified duration of the Western Bond Core Plus Portfolio is expected to fluctuate is generally 2.5 to 7 years. The Western Bond Core Plus Portfolio’s average modified duration may fall outside of its expected average modified duration range due to market movements. If this happens, Western Asset and WAML will take action to bring the Western Bond Core Plus Portfolio’s average modified duration back within its expected average modified duration range within a reasonable period of time.

The Western Bond Core Plus Portfolio may invest up to 15% of its net assets in debt securities that are rated, at the time of purchase, below investment grade, but at least B-/B3, or if unrated, are determined by Western Asset and WAML to be of comparable quality. For purposes of the foregoing credit quality policy, the Western Asset Core Plus Bond Portfolio will consider a security to be rated below investment grade if it is not rated Baa/BBB or above by at least one NRSRO (or, if unrated, is determined by Western Asset and WAML to be of comparable quality). Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.” The continued holding of securities downgraded below investment grade or, if unrated, determined by Western Asset and WAML to be of comparable quality, will be evaluated by Western Asset and WAML on a case by case basis. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus.

In addition, the Western Bond Core Plus Portfolio may also:

•  invest up to 25% of its total assets in the securities of non-U.S. issuers;

•  invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

•  hold common stock or warrants received as the result of an exchange or tender of fixed-income securities;

•  invest in derivatives such as futures, options and swaps for both hedging and non-hedging purposes, including for purposes of enhancing returns;

•  buy or sell securities on a forward commitment basis;

•  lend its portfolio securities;

•  engage in non-U.S. currency exchange transactions;

•  engage in reverse repurchase agreements; or

•  borrow money for temporary or emergency purposes or for investment purposes.

The Western Bond Core Plus Bond Portfolio also may buy and sell investments relatively often, which involves higher trading costs and other expenses, and may increase taxes payable by shareholders.

Temporary Investments.   As a temporary measure for defensive purposes, the Western Bond Core Plus Bond Portfolio may invest without limitation in the money market mutual funds, commercial paper, cash equivalents, or high-quality, short-term debt instruments.

MANAGEMENT OF THE TRUST:

Investment Managers and Portfolio Managers:

AST Investment Services, Inc., One Corporate Drive, Shelton, Connecticut, has served as Investment Manager to the Trust since 1992, and serves as co-investment manager to over 50 investment company portfolios (including the Portfolios of the Trust). AST serves as co-manager of the Trust along with Prudential Investments LLC. PI is located at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, and also serves as investment manager to the investment companies that comprise the Prudential mutual funds. As co-manager, PI also provides supervision and oversight of AST’s investment management responsibilities with respect to the Trust.

The Trust’s Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that the Investment Managers will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board and in conformity with the stated investment policies of the relevant Portfolio and applicable law. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent, and shareholder servicing services that are deemed advisable by the Trustees.

As described in this Prospectus, the Investment Managers have engaged the AA Sub-Advisors to: (i) establish the target asset allocations for the Asset Allocation Portfolios and (ii) select Underlying ETFs with respect to 10% of the assets of each Asset Allocation Portfolio. The Investment Managers have engaged Western Asset and WAML to conduct the investment program of the Western Asset Core Plus Bond Portfolio, including the purchase, retention, and sale of portfolio securities and other financial instruments. The Investment Managers are responsible for, among other things, establishing and interpreting investment guidelines for the Asset Allocation Portfolios, selecting weighted combinations of Underlying Trust Portfolios for each “core” investment category for the Asset Allocation Portfolios, monitoring the activities of the Sub-Advisors and reporting on such activities to the Board, and handling certain day-to-day operations for the Asset Allocation Portfolios. The Trust has obtained an exemption from the Commission that permits the Investment Managers, subject to approval by the Board, to change Sub-Advisors for a Portfolio by: (i) entering into new sub-advisory agreements with non-affiliated sub-advisers, without obtaining shareholder approval of such changes and (ii) entering into new sub-advisory agreements with affiliated sub-advisers with shareholder approval of such changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Trust) is intended to facilitate the efficient supervision and management of the sub-advisers by the Investment Managers and the Trustees.

A discussion regarding the basis for the Board’s approval of the Trust’s investment advisory agreements is available in the Trust’s semi-annual report (for agreements approved during the six month period ended June 30) and in the Trust’s annual report (for agreements approved during the six month period ended December 31).

Subject to the description of the investment process for the Asset Allocation Portfolios contained in this Prospectus, Brian K. Ahrens, is primarily responsible for the day-to-day management of each Asset Allocation Portfolio, including the establishment and interpretation of investment guidelines for the Asset Allocation Portfolios, and the selection of weighted combinations of Underlying Trust Portfolios for each “core” investment category for the Asset Allocation Portfolios. Mr. Ahrens is the Senior Vice President, Director of Investment Manager Research as part of the Strategic Investment Research Group at PI. His staff of 17 analysts is responsible for over 150 managers and 400 different investment styles that represent approximately $110 billion in total assets. Mr. Ahrens has been with Prudential for over 15 years. Most recently he worked for Prudential Securities on their Fixed Income Sales/Trading Desk where he was an Associate Vice President. Mr. Ahrens earned his M.B.A. in Finance from the Stern School of Business at New York University. He graduated from James Madison University with a double major in Finance and

German. He is series 7, series 24 and series 63 certified, CIMA certified, and presently a candidate for the CFA.

The SAI provides additional information about Mr. Ahrens’ compensation, other accounts managed by Mr. Ahrens, and Mr. Ahrens’ ownership of Trust securities.

Sub-Advisors and Portfolio Managers:

The SAI provides additional information about each portfolio manager’s compensation, other accounts that each portfolio manager manages, and each portfolio manager’s ownership of Trust securities.

CLS Investment Firm, LLC

CLS was formed in 1989. As of June 30, 2007, CLS had approximately $3.6 billion in assets under management. CLS’ address is 4020 South 147th Street, Omaha, NE 68137.

CLS utilizes a team approach for setting target asset allocations and selecting Underlying ETFs for the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio as described in this Prospectus, and from the team each CLS portfolio is assigned a lead and co-manager. The CLS’ portfolio management team includes: Robert Jergovic CFA, Scott Kubie CFA, and J.J. Schenkelberg CFA.

Mr. Jergovic, Chief Investment Officer of the CLS, is primarily responsible for research and analysis of the financial markets. Mr. Kubie, Executive Vice President and Chief Investment Strategist of CLS, is responsible for the implementation of the risk budgeting methodology. Mr Guenther, Senior Portfolio Manager of CLS, serves as lead portfolio manager for Berolina and a co-manager of Amerigo and Clermont.

Mr. Jergovic has worked for the CLS since 2000. Prior to joining CLS Investment Firm, LLC, Mr. Jergovic served as a registered representative for PFG Distribution Company (1998-1999) and Vice President of Investment Management and Assistant Treasurer for Guarantee Life Insurance Company (1994-2000).

Mr. Kubie has been a portfolio manager of the AdvisorOne Funds since August of 2002. Mr. Kubie has worked for the CLS since March 2001 as a Portfolio Manager with CLS and its predecessor. Prior to joining CLS Investment Firm, LLC, Mr. Kubie worked as a consultant for an Equity Manager and Internet Investment Software Firm (1999-2001).

Ms. Schenkelberg is Senior Portfolio Manager at CLS. Ms. Schenkelberg joined CLS in 2004. She received an MBA from Creighton University.

Horizon Investments, LLC

Horizon was formed in 1995. As of June 30, 2007, Horizon had approximately $718.1 million in assets under management. Horizon’s address is 7401 Carmel Executive Park, Suite 106, Charlotte, NC 28226.

The portfolio managers primarily responsible for setting target asset allocations and selecting Underlying ETFs for the AST Horizon Growth Asset Allocation Portfolio and the AST Horizon Moderate Asset Allocation Portfolio as described in this Prospectus are Robert J. Cannon, Jeffrey J. Roach, PhD Candidate, and Thaddeus W. Cook, JD. Mr. Cannon is President, CEO, Co-Founder and Managing Member of Horizon. He is a graduate of Furman University. Mr. Roach joined Horizon in 2006 and is Chief Economist at Horizon. He is a graduate of Bob Jones University and Clemson University. Mr. Cook, JD, is General Counsel and Chief Compliance Officer at Horizon. He is a graduate from the University of North Carolina and Thomas M. Cooley Law School. He joined Horizon in 2006.

Niemann Capital Management, Inc.

Niemann Capital Management was formed in 1991. As of June 30, 2007, Niemann Capital Management had approximately $1.082 billion in assets under management. Niemann Capital Management’s address is 512 Capitola Avenue, Capitola, California 95010.

Don Neimann is the portfolio manager primarily responsible for setting target asset allocations and selecting Underlying ETFs for the assets of the AST Niemam Capital Growth Asset Allocation Portfolio as described in this Prospectus. Mr. Niemann is President at Niemann Capital Management. He began his career in 1983 as a registered representative at Prudential Bache and later became Vice President of Investments at E.F. Hutton and Bateman Eichler Securities. In 1991, Mr. Niemann founded Niemann Capital Management.

Western Asset Management Company
Western Asset Management Company Limited

Western Asset, established in 1971 and now a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. Total assets under management by Western Asset and its supervised affiliates were approximately $512 billion as of June 30, 2006. The address of Western Asset is 385 East Colorado Boulevard, Pasadena, CA 91101. WAML, a wholly owned subsidiary of Legg Mason, Inc., acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. The address of WAML is 10 Exchange Place, London, England.

The Western Asset Core Plus Bond Portfolio will be managed by a team of portfolio managers, sector specialists, and other investment professionals. S. Kenneth Leech and Stephen A. Walsh serve as co-team leaders responsible for the day-to-day strategic oversight of the AST Western Asset Core Plus Bond Portfolio’s investments and for supervising the day-to-day operations of the various sector specialist teams dedicated to the specific asset classes in which the AST Western Asset Core Plus Bond Portfolio invests. As portfolio managers, their focus is on portfolio structure, including sector allocation, duration, weighting and term structure decisions. Mr. Leech and Mr. Walsh have been employed by Western Asset as portfolio managers for at least the past five years.

Fees and Expenses

Investment Management Fees.   The contractual investment management fee for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio is 0.30% of such Asset Allocation Portfolio’s average daily net assets. The Investment Managers, however, have voluntarily agreed to waive a portion of their investment management fees and/or reimburse expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that their investment management fees equal 0.30% of such Asset Allocation Portfolio’s average daily net assets to $100 million; 0.25% of such Asset Allocation Portfolio’s average daily net assets from $100 million to $200 million; and 0.20% of such Asset Allocation Portfolio’s average daily net assets over $200 million. Investment management fees are payable each month. The above-referenced arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

The contractual investment management fee for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio is 0.30% of such Asset Allocation Portfolio’s average daily net assets. The Investment Managers, however, have voluntarily agreed to waive a portion of their investment management fees and/or reimburse expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth

Asset Allocation Portfolio so that their investment management fees equal 0.30% of such Asset Allocation Portfolio’s average daily net assets to $250 million; 0.25% of such Asset Allocation Portfolio’s average daily net assets from $250 million to $750 million; and 0.20% of such Asset Allocation Portfolio’s average daily net assets over $750 million. Investment management fees are payable each month. The above-referenced arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

The Investment Managers receive a fee, payable each month, from the Western Asset Core Plus Bond Portfolio at the annual rate of 0.70% of the average daily net assets of such Portfolio.

The investment management fees for the Portfolios are accrued daily for the purposes of determining the sale and redemption price of Portfolio shares. More information about investment management fees for the Portfolios is set forth under the caption “Investment Advisory and Other Services” in the SAI.

The Investment Managers pay the Sub-Advisors a portion of such investment management fee for the performance of the sub-advisory services at no additional cost to the relevant Portfolio. More information about the sub-advisory fees payable by the Investment Managers to the Sub-Advisors is set forth under the caption “Investment Advisory and Other Services” in the SAI.

Other Expenses.   As used in connection with the Portfolios, “Other Expenses” includes expenses for accounting and valuation services, custodian fees, audit and legal fees, transfer agency fees, fees paid to non-interested Trustees, and certain other miscellaneous items. The Western Asset Core Plus Bond Portfolio also will pay participating insurance companies an administrative services fee of between 0.07% and 0.10% of its average daily net assets on an annualized basis. Such administrative fees will compensate participating insurance companies for providing certain services to the beneficial shareholders of the Western Asset Core Plus Bond Portfolio in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports. None of the Asset Allocation Portfolios, however, will directly pay any administrative fees to participating insurance companies at the “fund-of-funds” level for the printing and mailing of fund prospectuses and shareholder reports. The Underlying Trust Portfolios, however, are subject to administrative fees of between 0.07% and 0.10% of their average daily net assets on an annualized basis. Such administrative fee will compensate participating insurance companies for providing certain services to beneficial shareholders of the Underlying Trust Portfolios in lieu of the Trust, including the printing and mailing of fund prospectuses and shareholder reports.

The Investment Managers have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST CLS Growth Asset Allocation Portfolio and the AST CLS Moderate Asset Allocation Portfolio so that each Asset Allocation Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio’s average daily net assets to $100 million; 0.35% of such Asset Allocation Portfolio’s average daily net assets from $100 million to $200 million; and 0.30% of such Asset Allocation Portfolio’s average daily net assets over $200 million. The Investment Managers also have voluntarily agreed to waive a portion of their investment management fees and/or reimburse certain expenses for each of the AST Horizon Growth Asset Allocation Portfolio, the AST Horizon Moderate Asset Allocation Portfolio, and the AST Niemann Capital Growth Asset Allocation Portfolio so that each Asset Allocation Portfolio’s investment management fees plus other expenses (exclusive in all cases of taxes, interest, brokerage commissions, distribution fees, extraordinary expenses, and Underlying Portfolio fees and expenses) do not exceed 0.40% of such Asset Allocation Portfolio’s average daily net assets to $250 million; 0.35% of such Asset Allocation Portfolio’s average daily net assets from $250 million to $750 million; and 0.30% of such Asset Allocation Portfolio’s average daily net assets over $750 million. All of these arrangements are voluntary and may be discontinued or otherwise modified by the Investment Managers at any time without prior notice.

Because each of the Asset Allocation Portfolios will be operated as “funds-of-funds,” such portfolio will indirectly bear a pro rata portion of the investment management fees and other expenses of the Underlying Portfolios in which it invests.

CERTAIN RISK FACTORS AND INVESTMENT METHODS:

Investments in the Portfolios are not guaranteed; investors may lose money by investing in a Portfolio. At any time, an investment in a mutual fund may be worth more or less than the price an investor originally paid for it. Investors may lose money by investing in a Portfolio because: (i) the value of the investments it owns changes, sometimes rapidly and unpredictably; (ii) the Portfolio is not successful in reaching its goal because of its strategy or because it did not implement its investment strategy properly; or (iii) unforeseen occurrences in the securities markets negatively affect the Portfolio.

Set forth below is a description of the “fund of funds” structure that will be employed by each of the Asset Allocation Portfolios and the principal risks to the Asset Allocation Portfolios associated with the use of this structure.

“Fund of Funds” Structure Description.   As set forth above, each Asset Allocation Portfolio will be a “fund of funds.” Each Asset Allocation Portfolio will have its own target asset allocation and will invest in different combinations of Underlying Portfolios. The value of mutual fund shares will fluctuate. As a result, the investment performance of each Asset Allocation Portfolio will depend on how its assets are allocated and reallocated among the Underlying Portfolios. Because each of the Asset Allocation Portfolios will invest primarily or exclusively in shares of the Underlying Portfolios under normal circumstances, the risks associated with each Asset Allocation Portfolio will be closely related to the risks associated with the securities and other investments held by the relevant Underlying Portfolios. The ability of each Asset Allocation Portfolio to achieve its investment objective will depend on the ability of the relevant Underlying Portfolios to achieve their respective investment objectives.

Asset Allocation Risk.   Asset allocation risk is the risk that an AA Sub-Advisor may allocate assets to an asset class that underperforms other asset classes. For example, an Asset Allocation Portfolio may be overweighed in the equity asset class when the stock market is falling and the fixed-income market is rising. Likewise, an Asset Allocation Portfolio may be overweighed in the fixed-income asset class when the stock market is falling and the equity markets are rising.

Underlying Portfolio Selection Risk.   Underlying Portfolio selection risk is the risk that the Underlying ETFs selected by the AA Sub-Advisors and the Underlying Trust Portfolios selected by PI will underperform relevant markets, relevant indices, or other mutual funds with similar investment objectives and strategies.

Sub-Advisor Selection Risk for Underlying Trust Portfolios.   Under normal circumstances, not less than 90% of an Asset Allocation Portfolio’s assets will be, and up to 100% of an Asset Allocation Portfolio’s assets may be, invested in Underlying Trust Portfolios. Sub-Advisor selection risk is the risk that the Investment Managers’ decision to select or replace a sub-advisor for an Underlying Trust Portfolio does not produce the intended result. The Investment Managers, however, are not responsible for the day-to-day management of the Underlying Trust Portfolios or the Underlying ETFs.

Fund of Funds Risk.   In addition to the Asset Allocation Portfolios, the Investment Managers serve as investment manager to other Trust Portfolios that invest primarily in Underlying Trust Portfolios (collectively with the Asset Allocation Portfolios, the Affiliated Funds of Funds). An Underlying Trust Portfolio may experience relatively large purchases or redemptions from one or more Affiliated Funds of Funds. Although the Investment Managers seek to minimize the impact of these transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares, an Underlying Trust Portfolio may experience increased expenses as it buys and sells securities to respond to transactions initiated by an Affiliated Funds of Funds. An Underlying Trust Portfolio’s investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Affiliated Funds of Funds. In addition, because the Affiliated Funds of Funds may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Affiliated Funds of Funds could cause an Underlying Trust Portfolio’s expense ratio to increase as such portfolio’s fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Affiliated Funds of Funds, including an Asset Allocation Portfolio, that continues to remain invested in such Underlying Trust Portfolios.

Set forth below is a description of certain equity securities and related investment methods that the Asset Allocation Portfolios may indirectly invest in or use through their investments in the Underlying Portfolios, and certain of the primary risks to the Asset Allocation Portfolios associated with such equity securities and investment methods. Because the Growth Asset Allocation Portfolios will tend to have greater exposure to equity securities than the Growth Asset Allocation Portfolios, such risks generally will apply more to the Growth Asset Allocation Portfolios than the Moderate Asset Allocation Portfolios.

Market Risk.   Market risk is the risk that the equity markets in which an Underlying Portfolio invests will go down in value, including the possibility that an equity market will go down sharply and unpredictably.

Selection Risk.   Selection risk is the risk that the equity securities selected by the investment managers or sub-advisors for the relevant Underlying Portfolio will under perform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Common and Preferred Stocks Risk.   Certain of the Underlying Portfolios also may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company’s income for purposes of receiving dividend payments and on the company’s assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company’s operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Investment Style Risk.   An AA Sub-Advisor may emphasize a particular investment style, such as a “growth” or “value” style, when establishing the target asset allocation for an Asset Allocation Portfolio. Specific investment styles, however, tend to go in and out of favor and may not produce the best results over short or longer time periods. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns. Likewise, an Asset Allocation Portfolio’s exposure to value stocks through its investments in the Underlying Portfolios carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock believed to be undervalued may actually be appropriately priced.

Small- and Mid-Capitalization Company Risk.   An AA Sub-Advisor may emphasize small-cap equity securities when establishing the target asset allocation for an Asset Allocation Portfolio. Likewise, PI may emphasize the selection of Underlying Trust Portfolios that invest primarily in medium-capitalization stocks when choosing Underlying Portfolios that are consistent with the then-current target asset allocations for the large-cap and mid-cap value and growth investment categories. The shares of small and medium-sized companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on an Underlying

Portfolio’s ability to sell these securities. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Market Sector/Industry Risk.   Under normal circumstances, up to 10% of an Asset Allocation Portfolio’s assets will be allocated to “off-benchmark” investments (i.e., the Underlying ETFs) selected by the relevant AA Sub-Advisor. “Off-benchmark” investments may result in concentrated exposure to specific market sectors or industries such as real estate, technology, utilities, financials, or healthcare. Underlying Portfolios that emphasize investments in a particular market sector or industry are subject to an additional risk factor because they are generally less diversified than most equity funds. As a result, an Underlying Portfolio could experience sharp price declines when conditions are unfavorable in the market sector or industry in which it invests.

Warrants Risk.   Certain of the Underlying Portfolios also may invest in warrants. Warrants are options to buy a stated number of shares of common stock at a specified price any time during the life of the warrants. The value of warrants may fluctuate more than the value of the securities underlying the warrants. A warrant will expire without value if the rights under such warrant are not exercised prior to its expiration date. To the extent the Western Asset Core Plus Bond Portfolio holds warrants received in connection with an exchange or tender of fixed-income securities, such Portfolio will be subject to the above-referenced risks.

Set forth below is a description of certain equity and fixed-income securities and related investment methods that the Western Asset Core Plus Bond Portfolio and Asset Allocation Portfolios may directly or indirectly invest in or use and the primary risks associated with such securities and investment methods.

Market Risk.   Market risk is the risk that the fixed-income or foreign markets in which a Portfolio invests will go down in value, including the possibility that a market will go down sharply and unpredictably.

Selection Risk.   Selection risk is the risk that the fixed-income or foreign securities selected by the investment managers or sub-advisors for an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will under perform the market, the relevant indices, or other funds with similar investment objectives and investment strategies.

Interest Rate Risk.   Each Portfolio is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may decline due to a decrease in market interest rates and the market prices of the fixed-income investments of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase.

Certain securities held by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will pay interest at variable or floating rates. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the effect of changes in market interest rates on the value of the security. However, some securities do not track the underlying index directly, but reset based on formulas that can produce an effect similar to leveraging; others may also provide for interest payments that vary inversely with market rates. The market prices of these securities may fluctuate significantly when interest rates change.

Credit Risk.   Each Portfolio is also subject to credit risk. Credit risk is the risk that an issuer of securities will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer is less able to pay. This is broadly gauged by the credit ratings of the securities in which an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the Portfolio’s income, but also will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus.

Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the investment manager or sub-advisor for an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will determine which rating it believes best reflects the security’s quality and risk at that time.

“Junk Bond” Risk.   Debt securities that are rated below investment grade by a rating agency (i.e., securities not rated Baa/BBB or above by at least one rating agency), or, if not rated, that are determined to be of equivalent investment quality by the relevant investment manager or sub-advisor, are often referred to as “junk bonds.” Each Asset Allocation Portfolio may have exposure to “junk bonds” through its investments in certain Underlying Portfolios. Likewise, the Western Asset Core Plus Bond Portfolio may invest up to 15% of its total assets in “junk bonds.” Debt securities rated below investment grade are considered to be predominately speculative with respect to an issuer’s capacity to pay interest and repay principal in accordance with the terms of such obligations. In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress. A Portfolio will be subject to additional credit risk to the extent it has exposure to “junk bonds.”

Prepayment or Call Risk.   Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio when interest rates fall, forcing the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio to reinvest in obligations with lower interest rates than the original obligations.

Foreign and Emerging Markets Securities Risk.   An AA Sub-Advisor also may emphasize exposure to foreign and emerging markets securities when establishing the target asset allocation for an Asset Allocation Portfolio. Likewise, the Western Asset Core Plus Bond Portfolio may invest up to 25% of its total assets in the securities of non-U.S. issuers and up to 20% of its assets in non-U.S. dollar denominated securities.

Investments in foreign securities (including those denominated in U.S. dollars) involve certain risks not typically associated with investments in domestic issuers. The values of non-U.S. securities are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, or where the securities are traded, such as changes in economic or monetary policies, and to changes in exchange rates. Values may also be affected by restrictions on receiving the investment proceeds from a non-U.S. country. In general, less information is publicly available about non-U.S. companies than about U.S. companies. Non-U.S. companies are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by non-U.S. governments or their subdivisions, agencies and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a government, it may be difficult for an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio to pursue its rights against such government in that country’s courts. Some non-U.S. governments have defaulted on principal and interest payments. In addition, investments by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio in non-U.S. securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments. Dividends or interest on, or proceeds from the sale of, non-U.S. securities may be subject to non-U.S. withholding taxes, and special U.S. tax considerations may apply.

The risks of non-U.S. investment are greater for investments in emerging markets. Among others, these types of investments can include not only corporate obligations, but also “Brady Bonds,” bonds issued as a result of a debt restructuring plan, Eurobonds, domestic and international bonds issued under the laws of a developing country, emerging market loans, and other debt instruments and equity securities. Emerging market countries typically have economic and political systems that are less fully developed, and can be expected to be less stable than those of more developed countries. For example, the economies of such countries can be subject to rapid and unpredictable rates of inflation or deflation. Low trading volumes may result in a lack of liquidity and in price volatility. Emerging market countries may have policies that restrict investment by foreigners, or that prevent foreign investors from withdrawing their money at will. Because the Western Asset Core Plus Bond Portfolio may invest a significant amount of its total assets in emerging market securities, investors should be able to tolerate sudden and sometimes substantial fluctuations in the value of their investments. An investment in the Western Asset Core Plus Bond Portfolio should be considered speculative.

Currency Risk.   An AA Sub-Advisor also may emphasize exposure to non-U.S. dollar denominated securities when establishing the target asset allocation for an Asset Allocation Portfolio. Likewise, the Western Asset Core Plus Bond Portfolio may invest up to 20% of its total assets in non-U.S. dollar-denominated securities.

The value securities denominated in non-U.S. currencies can be affected by changes in the rates of exchange between those currencies and the U.S. dollar. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. In addition to the policies described elsewhere in this Prospectus, certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See “Hedging Risk” below for more information.

Mortgage-Backed and Asset-Backed Securities Risks.   Mortgage-backed securities represent an interest in a pool of mortgages. When market interest rates decline, many mortgages are refinanced, and mortgage-backed securities are paid off earlier than expected. Prepayments may also occur on a scheduled basis or due to foreclosure. The effect on a Portfolio’s investment return is similar to that discussed above for prepayment or call risk.

When market interest rates increase, the market values of mortgage-backed securities decline. At the same time, however, mortgage refinancings and prepayments slow, which lengthens the effective maturities of these securities. As a result, the negative effect of the rate increase on the market value of mortgage-backed securities is usually more pronounced than it is for other types of fixed income securities, potentially increasing the volatility of a Portfolio.

Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property, and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited. Asset-backed securities are subject to many of the same risks as mortgage-backed securities.

At times, some of the mortgage-backed and asset-backed securities in which an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may invest will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium. Unscheduled prepayments, which are made at par, will cause a Portfolio to experience a loss equal to any unamortized premium.

Inflation-Indexed Securities Risks.   The value of inflation-indexed fixed income securities generally fluctuates in response to changes in real interest rates, which are in turn tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities. Although the principal value of inflation-indexed securities declines in periods of deflation, holders at maturity receive no less than the par value of the security. However, if an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio purchases inflation-indexed securities in the secondary market whose principal values have been adjusted upward due to inflation since issuance, it may experience a loss if there is a subsequent period of deflation. If inflation is lower than expected during the period an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio holds an inflation-indexed security, the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may earn less on the security than on a conventional bond.

Any increase in principal value caused by an increase in the index the inflation-indexed securities are tied to is taxable in the year the increase occurs, even though the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will not receive cash representing the increase at that time.

If real interest rates rise (i.e., if interest rates rise for reasons other than inflation, for example, due to changes in currency exchange rates), the value of inflation-indexed securities held by an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will decline. Moreover, because the principal amount of inflation-indexed securities would be adjusted downward during a period of deflation, an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will be subject to deflation risk with respect to its investments in these securities. Inflation-indexed securities are tied to indices that are calculated based on rates of inflation for prior periods. No assurance can be given that such indices will accurately measure the actual rate of inflation in the prices of goods and services.

Hedging Risk.   The decision as to whether and to what extent an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

Liquidity Risk.   Liquidity risk exists when particular investments are difficult to sell. An Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may not be able to sell these illiquid investments at the best prices. Investments in derivatives, non-U.S. investments, restricted securities, mortgage-backed securities, asset-backed securities, securities having small and medium market capitalizations, and securities having substantial market and/or credit risk tend to involve greater liquidity risk.

Borrowing or Leveraging Risk.   Certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio may borrow for temporary or emergency purposes, including to meet redemptions, for the payment of dividends, for share repurchases, or for the clearance of securities transactions. Certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio also may borrow for investment purposes. Borrowing may exaggerate changes in the net asset value of shares of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio and in the return on its portfolio. Borrowing will cost such portfolios interest expense and other fees. The costs of borrowing may reduce the investment return of the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio. Certain derivative securities that the Fund may buy or other techniques that the Fund may use may create leverage, including, but not limited to, when-issued securities, forward commitments and futures contracts and options. To mitigate leveraging risk, an investment manager or sub-adviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio to be more volatile than if such portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of its securities.

Derivatives Risk.   Certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio may engage in a variety of transactions using “derivatives,” such as futures, options, warrants and swaps. Derivatives are financial instruments, the value of which value depends upon, or is derived from, the value of something else, such as one or more underlying investments, indexes, or currencies. Derivatives may be traded on organized exchanges, or in individually negotiated transactions with other parties (these are known as “over-the-counter” derivatives). An Underlying Portfolio or the Western Asset Core Plus Bond Portfolio may use derivatives both for hedging and non-hedging purposes, including for purposes of enhancing returns. Although certain Underlying Portfolios and the Western Asset Core Plus Bond Portfolio have the flexibility to make use of derivatives, they may choose not to for a variety of reasons, even under very volatile market conditions.

As open-end investment companies registered with the Commission, these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio must “set aside” (referred to sometimes as “asset segregation”) liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to “cash-settle,” these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio must cover its open positions by setting aside liquid assets equal to the contracts’ full, notional value. With respect to forwards and futures that are contractually required to “cash-settle,” however, these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio is permitted to set aside liquid assets in an amount equal to such Portfolio’s daily marked-to-market (net) obligations, if any (i.e., such Portfolio’s daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, these Underlying Portfolios and the Western Asset Core Plus Bond Portfolio will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Trust reserves the right to modify the asset segregation policies of the Underlying Portfolios and the Western Asset Core Plus Bond Portfolio in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives involve special risks and costs. Exposure to derivatives may result in losses to a Portfolio. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio will depend on the ability of its investment manager or sub-advisor to analyze and manage derivatives transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to a Portfolio. A Portfolio’s exposure of derivatives may also increase the amount of taxes payable by shareholders.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the derivatives positions of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio at any time. In fact, many over-the-counter derivative instruments will not have liquidity beyond the counterparty to the instrument. Over-the-counter derivative instruments also involve the risk that the other party will not meet its obligations to an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio.

Swap agreements will tend to shift the investment exposure of an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio from one type of investment to another. For example, if an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio agrees to exchange payments in U.S. dollars for payments in non-U.S. currency, the swap agreement would tend to decrease such portfolio’s exposure to U.S. interest rates and increase its exposure to non-U.S. currency and interest rates.

If an Underlying Portfolio or the Western Asset Core Plus Bond Portfolio sells protection on credit default swaps relating to corporate debt securities, such portfolio would be required to pay the par (or other agreed-upon) value of a referenced debt security to the counterparty in the event of a default by a third party, the corporate debt security issuer, on the debt security. In return, the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio would receive from the counterparty a periodic stream of payments over the term of the contract provided that no event of default had occurred. If no default occurred, the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio would keep the stream of payments and would have no payment obligations. As the seller, the Underlying Portfolio or the Western Asset Core Plus Bond Portfolio would effectively add leverage to its portfolio because, in addition to its net assets, such portfolio would be subject to investment exposure on the notional amount of the swap.

Portfolio Turnover Risk.   Subject to certain guidelines established by PI, the AA Sub-Advisors may pursue occasional, short-term, tactical shifts in an Asset Allocation Portfolio’s target asset allocation and/or Underlying ETF weights in order to capitalize on unusual or exceptional investment opportunities. Likewise, the length of time the Western Asset Core Plus Bond Portfolio has held a particular security is not generally a consideration in investment decisions. The use of these strategies may result in the frequent purchase and sale of securities and higher costs for brokerage commissions, dealer mark-ups, and other transaction-related expenses. These trading expenses may adversely affect a Portfolio’s investment performance.

HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS:

Purchasing Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this Prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Portfolio shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge in connection with the redemption of Portfolio shares. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the Commission.

Frequent Purchases or Redemptions of Portfolio Shares

The Trust is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the “PI funds”). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Trust Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This can happen when it is not advantageous to sell any securities, so the PI funds’ investment performance may be hurt. When large dollar amounts are involved, frequent trading can also make it difficult to use long-term investment strategies because the PI funds cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased brokerage and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor’s frequent trading strategies.

The Boards of Directors of the PI funds, including the Trust, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Trust are limited, however, because Prudential and other insurance companies maintain the individual contract owner accounts for investors in the Fund’s Portfolios. In particular, each insurance company submits to the Fund transfer agent aggregate orders combining the transactions of many investors, and therefore the Fund and its transfer agent cannot monitor investments by individual investors. The policies and procedures require the Trust to communicate in writing to each investing insurance company that the Trust expects the insurance company to impose restrictions on transfers by contract owners. In addition, the Trust receives reports on the trading restrictions imposed by Prudential and its affiliates on variable contract owners investing in the Portfolios, and the Trust monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, an insurance company may be contacted to obtain additional information. The Transfer Agent has the authority to cancel all or a portion of the trade if the information reveals that the activity relates to previously identified policy offenders. Where appropriate, the Transfer Agent may request that the insurance company block a financial adviser or client from accessing the Trust. If necessary, the Trust may be removed from a particular insurance company’s investment platform. In addition, the Trust has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the 1940 Act. Under these agreements, the participating insurance companies agree to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Trust to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Trust as having engaged in transactions in Portfolio shares that violate the Trust’s frequent trading policies and procedures. The Trust also employs fair value pricing procedures to deter frequent trading. Finally, the Fund and its transfer agent reserve the right to reject all or a portion of a purchase order from an investing insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Trust and the insurance companies to prevent such trading, there is no guarantee that the Trust or the insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Trust investors may be able to engage in frequent trading, and, if they do, the other Trust investors would bear any harm caused by that frequent trading. The Trust does not have any arrangements intended to permit trading in contravention of the policies described above.

As set forth above, an Asset Allocation Portfolio may own a significant portion of the shares of one or more Underlying Trust Portfolios because the Asset Allocation Portfolios invest primarily in one or more Underlying Trust Portfolios. To the extent shares of the Underlying Trust Portfolios are held by the Asset Allocation Portfolios, the Underlying Trust Portfolios’ policies and procedures designed to discourage or prevent frequent trading by investors are enforced by the Asset Allocation Portfolios rather than by the Underlying Trust Portfolios. Transactions by the Asset Allocation Portfolios may be disruptive to the management of an Underlying Trust Portfolio. For example, in order to handle large flows of cash in and out of an Asset Allocation Portfolio, the Investment Managers may need to allocate more assets to cash or other short-term investments or redeem shares of an Underlying Trust Portfolio. Reallocations in the Underlying Trust Portfolios by an Asset Allocation Portfolio in furtherance of an Asset Allocation Portfolios’ investment objective are not considered to be frequent or short-term trading for purposes of these policies.

For information about the trading limitations applicable to you, please see the prospectus for your variable contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Trust Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Trust Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange’s regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Trust does not price, and shareholders will not be able to purchase or redeem, the Trust Portfolio shares on days when the NYSE is closed but the primary markets for a Trust Portfolio’s foreign securities are open, even though the value of these securities may have changed. Conversely, the Trust will ordinarily price Trust Portfolio shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Trust Portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Board. The Trust may use fair value pricing for a Trust Portfolio if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Trust Portfolio determines its NAV.

The Trust may also use fair value pricing with respect to a Trust Portfolio’s U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Trust Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Investment Managers (or the relevant Sub-Advisor) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security’s published or quoted price. If a Trust Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Trust Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing a Trust Portfolio’s NAV, we will value the Trust Portfolio’s futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Trust Portfolio as of the close of the security’s primary market.

Fair value pricing procedures are designed to result in prices for a Trust Portfolio’s securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. No assurance can be given, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Trust Portfolio’s NAV by short-term traders.

The NAV for each of the Trust Portfolios other than the Money Market Portfolio is determined by a simple calculation. It’s the total value of a Trust Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Trust Portfolio’s NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker. A Trust Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust Portfolio does not price its shares. Therefore, the value of a Trust Portfolio’s assets may change on days when shareholders cannot purchase or redeem Trust Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Board has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Trust Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers’ acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities—those that are not valued on an amortized cost basis—are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Sub-Advisor will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts.

OTHER INFORMATION:

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio’s income, gains, losses, deductions, and credits will be “passed through” pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Trust sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Trust will monitor the situation and in the event that a material conflict did develop, the Trust would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of each Portfolio’s portfolio securities is described in the SAI and is available at www.prudentialannuities.com. The Trust will provide a full list of the securities held by each Portfolio at www.prudentialannuities.com, in accordance with those policies and procedures. The Trust will also file a list of securities held by each Portfolio with the Commission as of the end of each quarter. The Trust’s quarterly portfolio holdings filings are available on the Commission’s website at http://www.sec.gov.

FINANCIAL HIGHLIGHTS:

Because the Portfolios had not commenced operations as of the date of this Prospectus, no financial highlights data is provided.

APPENDIX I: INITIAL TARGET ASSET ALLOCATIONS FOR
GROWTH ASSET ALLOCATION PORTFOLIOS*

Asset Class and Investment Category	Estimated Initial Target Asset Allocation (AST CLS Growth Asset Allocation)	Estimated Initial Target Asset Allocation (AST Horizon Growth Asset Allocation)	Estimated Initial Target Asset Allocation (AST Niemann Capital Growth Asset Allocation)	Allocation Guideline Established by PI
Core Equities	70%	64%	70%	60% - 80%
Domestic Large & Mid Cap	50%	45%	55%	30% - 80%
Large & Mid Cap Value	20%	15%	15%	15% - 40%
Large & Mid Cap Growth	30%	30%	40%	15% - 40%
Domestic Small Cap	0%	5%	3%	0% - 7%
Small Cap Value	0%	0%	0%	0% - 7%
Small Cap Growth	0%	5%	3%	0% - 7%
International Large Cap	20%	14%	12%	0% - 20%
Value	8%	6%	6%	0% - 15%
Growth	12%	8%	6%	0% - 15%
Core Domestic Fixed-Income	20%	26%	20%	20% - 40%
Domestic Fixed-Income (Core Bonds)**	13%	23%	20%	10% - 40%
Cash/Money Market Instruments	7%	3%	0%	0% - 30%
“Off-Benchmark” Investment Categories	10%	10%	10%	0% - 10%

*       The initial target asset allocations are preliminary and subject to change. The Asset Allocation Portfolios may implement initial allocations different than those set forth above, and the allocations may vary over time after the Portfolios commence operations.

**     Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

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APPENDIX II: INITIAL TARGET ASSET ALLOCATIONS FOR
MODERATE ASSET ALLOCATION PORTFOLIOS*

	Estimated Initial	Estimated Initial
	Target Asset Allocation	Target Asset Allocation
	(AST CLS Moderate Asset	(AST Horizon Moderate Asset	Allocation Guideline
Asset Class and Investment Category	Allocation)	Allocation)	Established by PI
Core Equities	50%	46%	40% - 60%
Domestic Large & Mid Cap	35%	35%	20% - 60%
Large & Mid Cap Value	10%	12%	10% - 30%
Large & Mid Cap Growth	25%	23%	10% - 30%
Domestic Small Cap	0%	4%	0% - 6%
Small Cap Value	0%	2%	0% - 6%
Small Cap Growth	0%	2%	0% - 6%
International Large Cap	15%	7%	0% - 15%
Value	6%	3%	0% - 10%
Growth	9%	4%	0% - 10%
Core Domestic Fixed-Income	40%	46%	40% - 60%
Domestic Fixed-Income (Core Bonds)**	28%	43%	20% - 60%
Cash/Money Market Instruments	12%	3%	0% - 40%
“Off-Benchmark” Investment Categories	10%	8%	0% - 10%

*       The initial target asset allocations are preliminary and subject to change. The Asset Allocation Portfolios may implement initial allocations different than those set forth above, and the allocations may vary over time after the Portfolios commence operations.

**    Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

II-1

APPENDIX III: INITIAL UNDERLYING PORTFOLIO WEIGHTS FOR
ASSET ALLOCATION PORTFOLIOS*

AST CLS Growth Asset Allocation Portfolio

Asset Class and Investment Category	Underlying Portfolio	Estimated Weight
Core Equities		70%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	9.67%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	9.67%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.66%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	17.41%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	11.61%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.98%
International Large-Cap Value	AST International Value	8.00%
International Large-Cap Growth	AST International Growth	12.00%
Core Domestic Fixed-Income Securities		20%
Domestic Fixed-Income (Core Bonds)**	AST PIMCO Total Return Bond	13.00%
Cash/Money Market Instruments	AST Money Market	7.00%
“Off-Benchmark” Investment Categories		10%
Commodities	iPath Dow Jones—AIG Commodity Index (DJP)	2.00%
International Equity	iShares MSCI Emerging Market Index (EEM)	3.00%
Domestic Fixed-Income (Non-Investment Grade Debt Securities)	iShares Global Technology	5.00%

*                    The initial Underlying Portfolio weights are preliminary and subject to change.  The Asset Allocation Portfolios may implement initial Underlying Portfolio weights different than those set forth above, and the weights may vary over time after the Portfolios commence operations.

**    Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

III-1

AST CLS Moderate Asset Allocation Portfolio*

Asset Class and Investment Category	Underlying Portfolio	Estimated Weight
Core Equities		50%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	4.84%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	4.84%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.33%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	14.51%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	9.67%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.82%
International Large-Cap Value	AST International Value	6.00%
International Large-Cap Growth	AST International Growth	9.00%
Core Domestic Fixed-Income Securities		40%
Domestic Fixed-Income (Core Bonds)**	AST PIMCO Total Return Bond	28.00%
Cash/Money Market Instruments	AST Money Market	12.00%
“Off-Benchmark” Investment Categories		10%
Commodities	iPath Dow Jones—AIG Commodity Index (DJP)	2.00%
International Equity	iShares MSCI Emerging Market Index (EEM)	3.00%
Domestic Fixed-Income (Non-Investment Grade Debt Securities)	iShares Global Technology	5.00%

*                    The initial Underlying Portfolio weights are preliminary and subject to change.  The Asset Allocation Portfolios may implement initial Underlying Portfolio weights different than those set forth above, and the weights may vary over time after the Portfolios commence operations.

**    Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

III-2

AST Horizon Growth Asset Allocation Portfolio*

Asset Class and Investment Category	Underlying Portfolio	Estimated Weight
Core Equities		64%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	7.25%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	7.25%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.50%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	17.41%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	11.61%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.98%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	5.00%
International Large-Cap Value	AST International Value	6.00%
International Large-Cap Growth	AST International Growth	8.00%
Core Domestic Fixed-Income/Cash		26%
Domestic Fixed-Income (Core Bonds)**	AST PIMCO Total Return Bond	23.00%
Cash/Money Market Instruments	AST Money Market	3.00%
“Off-Benchmark” Investment Categories		10%
Sector Equity	Nasdaq 100 Trust	4.00%
Sector Equity	Vanguard Industrials	2.00%
Domestic Mid-Cap Growth	iShares S&P 400 Mid-Cap Growth	2.00%
Domestic Fixed-Income (Short-Term Debt Securities)	iShares Lehman 1-3 Treasury	2.00%

*                    The initial Underlying Portfolio weights are preliminary and subject to change.  The Asset Allocation Portfolios may implement initial Underlying Portfolio weights different than those set forth above, and the weights may vary over time after the Portfolios commence operations.

**    Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

III-3

AST Horizon Moderate Asset Allocation Portfolio*

Asset Class and Investment Category	Underlying Portfolio	Estimated Weight
Core Equities		46%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	5.80%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	5.80%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	0.40%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	13.35%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	8.90%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	0.75%
Domestic Small-Cap Value	AST Small-Cap Value	2.00%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	2.00%
International Large-Cap Value	AST International Value	3.00%
International Large-Cap Growth	AST International Growth	4.00%
Core Domestic Fixed-Income/Cash		46%
Domestic Fixed-Income (Core Bonds)**	AST PIMCO Total Return Bond	43%
Cash/Money Market Instruments	AST Money Market	3%
“Off-Benchmark” Investment Categories		8%
Sector Equity	Nasdaq 100 Trust	3.00%
Sector Equity	Vanguard Industrials	2.00%
Domestic Mid-Cap Growth	iShares S&P 400 Mid-Cap Growth	2.00%
Domestic Fixed-Income (Short-Term Debt Securities)	iShares Lehman 1-3 Treasury	1.00%

*                    The initial Underlying Portfolio weights are preliminary and subject to change.  The Asset Allocation Portfolios may implement initial Underlying Portfolio weights different than those set forth above, and the weights may vary over time after the Portfolios commence operations.

**    Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

III-4

AST Niemann Capital Growth Asset Allocation Portfolio*

Asset Class and Investment Category	Underlying Portfolio	Estimated Weight
Core Equities		70%
Domestic Large & Mid-Cap Value	AST Large-Cap Value	7.25%
Domestic Large & Mid-Cap Value	AST AllianceBernstein Growth & Income	7.25%
Domestic Large & Mid-Cap Value	AST Mid-Cap Value	.50%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	23.21%
Domestic Large & Mid-Cap Growth	AST T. Rowe Price Large-Cap Growth	15.47%
Domestic Large & Mid-Cap Growth	AST Neuberger Berman Mid-Cap Growth	1.31%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	3.00%
International Large-Cap Value	AST International Value	6.00%
International Large-Cap Growth	AST International Growth	6.00%
Core Domestic Fixed-Income/Cash		20%
Domestic Fixed-Income (Core Bonds)**	AST PIMCO Total Return Bond	20.00%
“Off-Benchmark” Investment Categories		10%
Sector Equity	NDX 100 ETF	5.00%
Sector Equity	Merrill Lynch Market Oil Service Holdrs	1.00%
Single Country Equity	iShares MSCI Hong Kong Index	1.00%
Single Country Equity	iShares FTSE/Xinhua China 25 Index	1.00%
Single Country Equity	iShares MSCI Brazil Index	1.00%
Sector Equity	Energy Select Sector SPDR	1.00%

*                    The initial Underlying Portfolio weights are preliminary and subject to change.  The Asset Allocation Portfolios may implement initial Underlying Portfolio weights different than those set forth above, and the weights may vary over time after the Portfolios commence operations.

**    Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

III-5

APPENDIX IV: DESCRIPTION OF CERTAIN DEBT SECURITIES RATINGS

Moody’s Investors Service, Inc. (Moody’s)

Aaa—Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large, or exceptionally stable, margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Standard & Poor’s Corporation (Standard & Poor’s)

AAA—Debt rated AAA has the highest rating assigned by Standard & Poor’s. Capacity to pay interest and repay principal is extremely strong.

AA—Debt rated AA has a strong capacity to pay interest and repay principal, and differs from the highest rated issues only in a small degree.

A—Debt rated A has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB—Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C—Debt rated BB, B, CCC, CC and C is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties of major risk exposures to adverse conditions.

BB—Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating is also used for debt subordinated to senior debt that is assigned an actual or implied BBB rating.

B—Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC—Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, economic or financial conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC—The rating CC typically is applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C—The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

CI—The rating CI is reserved for income bonds on which no interest is being paid.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The D rating also will be used upon the filing of bankruptcy petition if debt service payments are jeopardized.

Plus (+) or minus ( - )—Ratings from AA to CCC may be modified by the addition of a plus of minus sign to show relative standing within the major rating categories.

Description of Certain Commercial Paper Ratings

Moody’s

Prime-1—Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

Prime-2—Issuers rated Prime-2 (or related supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above, but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Prime-3—Issuers rated Prime-3 (or related supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.

Not Prime—Issuers rated Not Prime do not fall within any of the Prime rating categories.

Standard & Poor’s

A-1—This highest category indicates that the degree of safety regarding time payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1”.

A-3—Issues carrying this designation have adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of the changes in circumstances than obligations carrying the higher designations.

B—Issues rated B are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.

APPENDIX V: UNDERLYING TRUST PORTFOLIO WEIGHTS FOR
“CORE” INVESTMENT CATEGORIES

“Core” Investment Category	Underlying Trust Portfolio	Estimated Weight Within “Core” Investment Category
Domestic Large & Mid-Cap Value	AST Large-Cap Value	48.35%
	AST AllianceBernstein Growth & Income	48.35%
	AST Mid-Cap Value	3.30%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	58.03%
	AST T. Rowe Price Large-Cap Growth	38.69%
	AST Neuberger Berman Mid-Cap Growth	3.28%
Domestic Small-Cap Value	AST Small-Cap Value	100.00%
Domestic Small-Cap Growth	AST Federated Aggressive Growth	100.00%
International Large-Cap Value	AST International Value	100.00%
International Large-Cap Growth	AST International Growth	100.00%
Domestic Fixed-Income Securities
Domestic Fixed-Income*	AST PIMCO Total Return Bond	100.00%
Cash/Money Market Instruments	AST Money Market	100.00%

*                    Initially, 100% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio. Soon thereafter, 70% of the assets allocated to the domestic fixed-income “core” investment category will be invested in the AST PIMCO Total Return Bond Portfolio and 30% of such assets will be invested in the AST Western Asset Core Plus Bond Portfolio.

V-1

Mailing Address
Advanced Series Trust
One Corporate Drive
Shelton, CT 06484
Investment Managers
AST Investment Services, Incorporated	Prudential Investments LLC
One Corporate Drive	Gateway Center Three, 100 Mulberry Street
Shelton, CT 06484	Newark, NJ 07102
Sub-Advisors
CLS Investment Firm, LLC
Horizon Investments, LLC
Niemann Capital Management, Inc.
Western Asset Management Company
Western Asset Management Company Limited
Custodian
PFPC Trust Company
400 Bellevue Parkway
Wilmington, DE 19809
Administrator
Transfer and Shareholder Servicing Agent
PFPC Inc.
103 Bellevue Parkway
Wilmington, DE 19809
Legal Counsel	Counsel to the Independent Trustees
Goodwin Procter LLP	Bell, Boyd & Lloyd LLC
901 New York Avenue, N.W.	70 West Madison Street
Washington, D.C. 20001	Chicago, IL 60602
Independent Registered Public Accounting Firm
KPMG LLP
345 Park Avenue
New York, New York 10154

INVESTOR INFORMATION SERVICES:

Shareholder inquiries should be made by calling (800) 752-6342 or by writing to Advanced Series Trust at One Corporate Drive, Shelton, Connecticut 06484. Information about the Trust is available at www.prudentialannuities.com.

Additional information about the Portfolios is included in the SAI, which is incorporated by reference into this Prospectus. Additional information about the Portfolios’ investments is available in the annual and semi-annual reports to holders of variable annuity contracts and variable life insurance policies. In the annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the performance of each Portfolio during its last fiscal year. The SAI and copies of annual and semi-annual reports are available without charge by calling the above number.

Delivery of Prospectus and other Documents to Households.   To lower costs and eliminate duplicate documents sent to your address, the Trust, in accordance with applicable laws and regulations, may begin mailing only one copy of the Trust’s prospectus, prospectus supplements, annual and semi-annual reports, proxy statements and information statements, or any other required documents to your address even if more than one shareholder lives there. If you have previously consented to have any of these documents delivered to multiple investors at a shared address, as required by law, and wish to revoke this consent or otherwise would prefer to continue to receive your own copy, you should call 1-800-SKANDIA or write to “Advanced Series Trust, c/o American Skandia Life Assurance Corporation.” at P.O. Box 7038, Bridgeport, CT 06601-9642. The Trust will begin sending individual copies to you within thirty days of receipt of revocation.

The information in the Trust’s filings with the Commission (including the SAI) is available from the Commission. Copies of this information may be obtained, upon payment of duplicating fees, by electronic request to publicinfo@sec.gov or by writing the Public Reference Section of the Commission, Washington, D.C. 20549-0102. The information can also be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-202-551-8090. Finally, information about the Trust is available on the EDGAR database on the Commission’s Internet site at http://www.sec.gov.

Investment Company Act File No. 811-5186

ASTFUNDPROS2